Other Income/Expenses and Adjustments - Summary of Other Income and Other Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Analysis Of Income And Expense [Abstract]
Other income	$ 114
Dividend income	100	$ 96	$ 99
Net gain on financial instruments	(332)	171	20
Total other income	214	267	119
Others	4	94	180
Net loss on financial instruments	332
Total other expenses	$ 336	$ 94	$ 180